                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         _____________________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 23, 1995
                                                  -----------------------------


                           Merrill Lynch & Co., Inc.
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              (Exact Name of Registrant as Specified in Charter)

   Delaware                      1-7182                           13-2740599
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(State or Other                (Commission                    (I.R.S. Employer
Jurisdiction of                File Number)                  Identification No.)
Incorporation)


World Financial Center, North Tower, New York, New York             10281-1332
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    ---------------------------


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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events
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     Filed herewith are the Preliminary Unaudited Earnings Summaries, as
contained in a press release dated January 23, 1995, for Merrill Lynch & Co., Inc. ("ML & Co.") for the three month period and the year ended December 30, 1994. The results of operations set forth therein are unaudited. All adjustments, consisting only of normal recurring accruals, that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of ML & Co.'s business is such that the results for any interim period are not necessarily indicative of the results for a full year.

     For the three and twelve month periods ended December 30, 1994, ML & Co. repurchased in the open market 12.5 million and 29.9 million shares of common stock, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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      (c) Exhibits.
          --------

          (99)    Additional Exhibits

                  (i) Preliminary Unaudited Earnings Summary for the three month period ended December 30, 1994.

                 (ii) Preliminary Unaudited Earnings Summary for the year ended December 30, 1994.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      MERRILL LYNCH & CO., INC.
                                      ---------------------------
                                              (Registrant)



                                      By: /s/ Joseph T. Willett
                                          ---------------------
                                          Joseph T. Willett
                                          Senior Vice President,
                                          Chief Financial Officer


Date:  January 23, 1995

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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                          Description                  Page
- --------------------  ------------------------------------------  ----

(99)                  Additional Exhibits

             (i)      Preliminary Unaudited Earnings Summary for     5
                      the three month period ended December 30, 1994.

             (ii)     Preliminary Unaudited Earnings Summary for     6
                      the year ended December 30, 1994.


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